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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      May 20, 2003

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (203) 775-9000

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.
	(a)	Financial statements: None.

	(b)	Pro Forma financial information: None.

	(c)	Exhibits: Exhibit 99.1 Press Release dated May 20, 2003

Item 9.	Regulation FD Disclosure.

The following information is furnished pursuant to and in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being provided under Item 9 “Regulation FD Disclosure” of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission’s Release No. 33-8216.

On May 20, 2003, Photronics, Inc. issued a press release announcing its financial results for the fiscal quarter ended May 4, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: May 20, 2003	BY: /s/ Sean T. Smith
Sean T. Smith
Vice President and Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated May 20, 2003.